SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934


                       March 15, 1997
________________________________________________
        Date of Report (Date of earliest event reported)



                     CONTROLLED ENVIRONMENT AQUACULTURE
                              TECHNOLOGY, INC.
________________________________________________
           (Exact name of registrant as specified in its charter)



Colorado                  0-25868              84-1293167
________________________________________________
(State or other       (Commission              I.R.S.Employer
jurisdiction           File Number)   Identification No.)
of incorporation)


CEA TECH USA, Inc.
7 Waterfront Plaza, Suite 400
500 Ala Moana Blvd.
Honolulu, HI                                          96813
________________________________________________
Address of principal executive offices)        (Zip Code)

(808)521-1801
________________________________________________
Registrant's telephone number, including area code

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 7(a). The following Financial Statements and Exhibits are filed as part of this report:

(a) Financial statements for Sunkiss Shrimp Co., Ltd., for the period ended March 31, 1997, for the years ended December 31, 1996 and 1995. On March 15, 1997, the registrant acquired all of the issued and outstanding stock of Sunkiss Shrimp Co., Ltd., in a stock for stock exchange, and Sunkiss Shrimp Co., Ltd., is now a wholly-owned subsidiary of the registrant.

(b)     Pro Forma Condensed Consolidated Financial Statements of
Controlled Environment Aquaculture Technology, Inc. (the Registrant) as of and for the fiscal year ended January 31, 1997.

SUNKISS SHRIMP CO., LTD.
(A Development Stage Company)

Financial Statements
For the period ended March 15, 1997
and for the years ended December 31, 1996 and 1995

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
SUNKISS SHRIMP CO., LTD.
Kekaha, Hawaii

I have audited the accompanying balance sheets of SUNKISS SHRIMP
CO., LTD. as of March 15, 1997 and December 31, 1996 and 1995 and the related statements of operations, stockholders' equity, and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SUNKISS SHRIMP
CO., LTD. as of March 15, 1997, and December 31, 1996 and 1995 and the results of its operations, stockholders' equity and cash flows for the periods then ended in conformity with generally accepted accounting principles.

/s/
Gerald R. Perlstein
Los Angeles, California
June 3, 1997
SUNKISS SHRIMP CO., LTD.
(A Development Stage Company)

BALANCE SHEETS

                       March 15               Years Ended December 31,
                         1997                    1996            1995
CURRENT ASSETS
  Cash                   1,849                  7,445         121,938
  Inventory             63,750                 45,025               -
  Prepaid expenses       6,166                      -               -

Total Current Assets    71,765                 52,470         121,938

Property and Equipment,
  Net                  130,131                132,556          55,297

TOTAL ASSETS           201,896                185,026         177,235

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable       3,820                  4,202               -
  Accrued liabilities        -                  5,603               -
  Note payable,
     short-term              -                 15,100           1,260
  Advances from
     affiliate         151,112                      -               -

TOTAL CURRENT
LIABILITIES            154,932                 24,905           1,260

  Note payable,
     long-term               -                113,640         128,740
  Advances from
     stockholder             -                      -          16,136

STOCKHOLDERS' EQUITY
  Common stock - authorized
  500,000 shares, par value
  $1.00 per share, issued and
  outstanding 25,000
  shares                25,000                 25,000          25,000
  Additional Paid-In-
     Capital            41,136                 41,136          25,000
  Accumulated deficit
     during development
     stage            (19,172)               (19,655)        (18,901)
                        46,964                 46,481          31,099

TOTAL LIABILITIES
 AND STOCKHOLDERS'
 EQUITY                201,896                185,026         177,235

The Accompanying Notes are an integral part of these Financial Statements

SUNKISS SHRIMP CO., LTD.
(A Development Stage Company)
STATEMENTS OF OPERATIONS

                                                                     Period from
                                                                     November 19,
                                                                     1991 (inception)
               January 1 -            Years Ended December 31,       through
               March 15, 1997             1996          1995         March 15, 1997

Revenue:
  Sales                 19,015                 21,125                         40,140
  Other                                         3,000                          3,000

TOTAL REVENUE           19,015                 24,125               -         43,140

Cost and Expenses:
 Cost of sales           7,606                  8,450                         16,056
 General and
 Administrative         10,926                 16,429           5,621         46,256

TOTAL COST
AND EXPENSES            18,532                 24,879           5,621         62,312

Net profit (loss)
 before taxes              483                  (754)         (5,621)       (19,172)

Income taxes                 -                      -               -              -

Net profit
(loss)                     483                  (754)         (5,621)       (19,172)

Per share:
 Net profit
 (loss)                       .02                (.03)         (.22)            (.77)

The Accompanying Notes are an integral part of these Financial Statements

SUNKISS SHRIMP CO., LTD.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS' EQUITY
(page 1 of 2)

                                  Common Stock
                                                           Additional
                              Number of                       Paid-In
                              Shares          Amount          Capital
Balance
  December 31, 1994             25,000         25,000          25,000
Net loss - 1995
Balance
  December 31, 1995             25,000         25,000          25,000

Conversion of
  Indebtedness                                                 16,136

Net loss - 1996

Balance
  December 31, 1996             25,000         25,000          41,136

Net Profit January 1 -
  March 15, 1997

Balance
  March 15, 1997                25,000         25,000          41,136

The Accompanying Notes are an integral part of these Financial Statements SUNKISS SHRIMP CO., LTD.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS' EQUITY
(page 2 of 2)

                                       Deficit
                                   Accumulated
                                    During the                  Total
                                   Development          Stockholders'
                                         Stage                 Equity
Balance
  December 31, 1994                   (13,280)                 36,720
Net loss - 1995                        (5,621)                (5,621)
Balance
  December 31, 1995                   (18,901)                 31,099

Conversion of
  Indebtedness                                                 16,136

Net loss - 1996                          (754)                  (754)

Balance
  December 31, 1996                   (19,655)                 46,481

Net Profit January 1 -
  March 15, 1997                           483                    483

Balance
  March 15, 1997                      (19,172)                 46,964

The Accompanying Notes are an integral part of these Financial Statements SUNKISS SHRIMP CO., LTD.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS


                                                                     Period from
                                                                     November 19,
                                                                     1991 (inception)
                   January 1 -        Years Ended December 31,       through
                March 15, 1997            1996          1995         March 15, 1997

Increase (decrease)
 in cash

Cash flows from operating
 activities:

 Net profit (loss)         483           (754)        (5,621)        (19,172)

Adjustments to reconcile
 net loss to net cash
 used in operating
 activities:

 Depreciation            2,518           6,002                          8,520
 Increase in
   inventory          (18,725)        (45,025)                       (63,750)
 Increase in
   prepaid
   expenses            (6,166)                                        (6,166)
 Increase (Decrease)
   in accounts
   payable               (382)           4,202                          3,820
 Increase (Decrease)
   in accrued
   liabilities         (5,603)           5,603                              -

Net cash provided
 by (used) in operating
 activities           (27,875)        (29,972)        (5,621)        (76,748)

Cash flows from investing activities:
 Payments for purchase
 of property
 & equipment              (93)        (83,261)        (4,750)       (138,651)

Net cash used in
 investing
 activities               (93)        (83,261)        (4,750)       (138,651)

Cash flows from financing activities:
 Advances from
   stockholder                                          1,304          16,136
 Advances from
   affiliate           151,112                                        151,112
 Proceeds from notes
   payable - State of
   Hawaii                                             130,000         130,000
 Payment on notes
   payable - State of
   Hawaii            (128,740)         (1,260)                      (130,000)
 Proceeds from sale
   of stock                                                            50,000

Net cash provided by
 (used) in financing
 activities             22,372         (1,260)        131,304         217,248

Net increase (decrease)
 in cash               (5,596)       (114,493)        120,933           1,849

Cash at beginning of
 period                  7,445         121,938          1,005             -0-

Cash at end of period    1,849           7,445        121,938           1,849

Supplemental disclosures:

During 1996, the majority shareholder converted an indebtedness of the Company into equity in the amount of $16,136.

Operating activities reflect interest paid in the period ending March 15, 1997, and the years ended December 31, 1996 and 1995 of $349, $6,651 and $328, respectively. No income taxes were paid during the various periods.

The Accompanying Notes are an integral part of these Financial Statements SUNKISS SHRIMP CO., LTD.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
March 15, 1997 and December 31, 1996 and 1995

NOTE A:  Nature of Operations and Summary of Significant Accounting
Policies.

1. Nature of Operations: The Company was incorporated in the State of Hawaii on November 19, 1991 as a development stage company as defined by Statement No. 7 of the Financial Accounting Standards Board and, although principal operations have commenced, there has been no significant revenue therefrom. The Company has made an aggressive commitment to primarily operate as a breeding, hatchery and maturation facility for high health genetically-improved shrimp. The Company presently sells fully grown shrimps to local retail food markets.

2. Use of Estimates: In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Inventory: Inventory is stated at the lower of cost (first-in, first-out method) or market. Costs include proportionate costs of broodstock, plus the cost of maintenance to maturity. Purchased shrimp are carried at purchase cost, plus costs of maintenance to maturity.

4. Property and Equipment: Property and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the assets on a straight-line basis. Renewals and betterments are charged to property accounts. Costs of maintenance and repairs that do not improve or extend asset lives are charged to expenses.

5. Income Taxes: Deferred tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

6. Net Loss Per Share: Net loss per share is based on the weighted average number of shares outstanding of 25,000 shares of common stock in each of the periods.

NOTE B:  Property and Equipment.

Property and equipment are stated at cost. A summary of the Company's facilities is shown below:

                       March 15       Year Ended December 31,
                          1997            1996           1995        Useful Lives

Buildings               63,465          63,465         55,297        15 years
Equipment               20,983          20,890                        5 years
Ponds                   54,203          54,203                       15 years
                       138,651         138,558         55,297

Less accumulated
 depreciation            8,520           6,002              -

Property and
 Equipment, Net        130,131         132,556         55,297

Depreciation charged against income for the period ended March 15, 1997 and the years ended December 31, 1996 and 1995, amounted to $2,518, $6,002, and $-0-, respectively.

NOTE C:  Long-Term Debt and Short-Term Borrowing:

The long-term debt, which is collateralized by real estate and personal guarantees of stockholders as of the various periods, is summarized below:

                              March 15        Year Ended December 31,
                                  1997           1996            1995
State of Hawaii:
(a) payable in ten years,
interest only the first year
and monthly thereafter of
principal and interest;
interest at 5%                       -         63,580          64,000

(b) Payable in seven years,
interest only the first year
and monthly thereafter of
principal and interest;
interest at 5%                       -         65,160          66,000
                                     -        128,740         130,000
Less amount due in one year          -         15,100           1,260

Balance due after one year           -        113,640         128,740

The debt agreement with the State of Hawaii contains a number of restrictive covenants and a net earning clause. This loan was repaid on February 14, 1997, from the advancement of funds from Controlled
Environment Aquaculture Technology, Inc. (CEA) (see subsequent event note).

Short-Term Borrowing:

(a) The Company has obtained advances from CEA (see subsequent event note) prior to the report date of approximately $151,112, primarily to repay the State of Hawaii prior to the Plan of Reorganization. This will be repaid as funds are available, at 6% interest per annum, interest to begin subsequent to the merger.

(b)  In June 1992, a stockholder loaned the Company $10,000.
Subsequent to that time, additional funds of approximately $6,136 was loaned to the Company. These loans were to be repaid as funds were available at 10% per annum. In December 31, 1996, the stockholder agreed to convert the payable into additional paid-in capital.

NOTE D:  Commitments and Contingencies:

On February 23, 1995 (effective August 1, 1994), the Company entered into a 35-year lease with the State of Hawaii for 5.195 acres of land situated in Kekaha, Waimea, Kauai, Hawaii. The rent for the first 10 years is a minimum annual guarantee of $800 or 3% of the gross receipts, whichever is greater. The Company has not reached the percentage rental plateau, and cannot estimate accurately the rental for the next five years. After the first 10 years, the percentage rental is to be renegotiated.

The Company is not presently a party to any litigation.

NOTE E:  Going Concern:

The financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained net losses since inception and continuation is dependant upon the success of future operations and obtaining additional capital (see subsequent event note re: reorganization and advancement of funds).

NOTE F:  Prior Periods:

The period November 19, 1991 (inception), through December 31, 1994, was not previously audited. However, sufficient alternative procedures were available and tested to adequately ascertain that the beginning balances for the current audit period were correct.

NOTE G:  Income Taxes:

The Company owes no Federal or State Income Taxes. The returns have been filed through December 31, 1995, and extensions to file the 1996 returns have been submitted. Net operating loss carry forwards will be lost due to the change in ownership subsequent to March 15, 1997. No provision for taxes nor deferred taxes were calculated at March 15, 1997 due to the immateriality, shortness of period and carry forwards if merger had not occurred.

NOTE H:  Financial Instruments:

The financial statements include various estimated fair value information as of March 15, 1997. Such information, which pertains to the Company's financial instruments, does not purport to represent the aggregate net fair value of the Company.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

CASH:  The carrying amount approximates its fair value.

The fair value of advances from CEA is not practicable to estimate primarily due to the relationship of the parties and the nature of these financial instruments.

NOTE I:  Stockholders' Equity:

On January 8, 1992 (incorporated on November 19, 1991), 500 shares of common stock was issued to the lone stockholder in consideration for funds expended prior to incorporation. In August 1993, 14,500 shares of common stock was issued to the then sole stockholder in consideration for additional funds expended. At that time, 10,000 shares of common stock was issued to a second stockholder in consideration for services performed.

In December 1996, the initial stockholder converted an outstanding debt of $16,136 due him from the Company into additional paid-in capital.

Effective on March 15, 1997, the Company entered into an Agreement of Reorganization in which these shares were exchanged in a tax-free reorganization.

NOTE J:  Subsequent Events:

In accordance with the terms of an Agreement and Plan of Reorganization dated January 14, 1997, effective subsequent to the close of business on March 15, 1997, the Company was acquired by Controlled Environment Aquaculture Technology, Inc. (CEA), a
Colorado corporation, in a stock-for-stock exchange intended to qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986. In the transaction, the shareholders of the Company received 100,000 shares of CEA common stock, and agreed to accept an additional 100,000 shares MAXIMUM of CEA common stock upon the completion of certain performance conditions and/or price guarantees.

The Conditions for issuance of the performance shares include (1) obtaining a lease from the State of Hawaii on approximately 78 acres of real property, (2) completion of construction of expanded hatchery facilities and one-half acre growout ponds, (3) completion of stocking of the first 36 one-acre growout ponds on the newly leased property, and
(4) completion of the first full harvest of the 36 ponds. There is no assurance as to when or whether these conditions will be satisfied.

At May 30, 1997, the parties entered into an addendum to the Agreement and Plan of Reorganization whereby CEA agreed to guarantee a value of not less than $500,000 for the stock issued to the shareholders of Sunkiss. The guarantee is for a period of two years ending March 15, 1999, and any deficiency in value as of that date is to be paid through the issuance of up to 100,000 additional shares of common stock. The value of any shares issued for performance shall be included in determining the value. In no event shall more than 100,000 additional shares of common stock be issued in total to satisfy both performance and price guarantee provisions.

Also on May 1, 1997, CEA offered to sell additional shares of its common stock in a private placement memorandum of $5,000,000. One of the uses of proceeds from the private placement will be the expansion of the hatchery and maturation facilities of the Company.

From March 15, 1997 through the date of this report, CEA has advanced additional funds to the Company of approximately $49,137.

ITEM 7(b). Proforma Financial Information.

CONTROLLED ENVIRONMENT AQUACULTURE
TECHNOLOGY, INC

Pro Forma Condensed Consolidated Financial Statements
As of and for the Year Ended January 31, 1997

(UNAUDITED)

The following pro forma condensed consolidated balance sheet
(unaudited) as of January 31, 1997 and the pro forma condensed consolidated statement of operations (unaudited) for the year ended January 31, 1997, give effect to the acquisition of all the outstanding stock of Sunkiss Shrimp Co, Ltd., by Controlled Environment
Aquaculture Technology, Inc., which acquisition was completed on March 15, 1997, and was accounted for using the purchase method. The pro forma consolidated balance sheet presents the financial position of Controlled Environment Aquaculture Technology, Inc., as if it had acquired Sunkiss Shrimp Co., Ltd., as of January 31, 1997. The pro forma condensed consolidated statement of operations presents the results of operations of Controlled Environment Aquaculture Technology, Inc., as if it had acquired Sunkiss Shrimp Co., Ltd., as of February 1, 1996.

The pro forma condensed consolidated balance sheet (unaudited) as of January 31, 1997, and the pro forma condensed consolidated statement of operations (unaudited) for the year ended January 31, 1997, may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma consolidated financial statements (unaudited) should be read in conjunction with the Controlled Environment Aquaculture Technology, Inc. financial statements contained in the report on Form 10-KSB for the year ended January 31, 1997, and the audited financial statements of Sunkiss Shrimp Co. Ltd., contained elsewhere herein.

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY,
INC.
(a development stage company)
and subsidiaries

Pro Forma Condensed Consolidated Balance Sheet
As of and for the Year Ended January 31, 1997

(Unaudited) (page 1 of 2)

                                   CEA        Sunkiss       Pro Forma
                                  Tech         Shrimp         entries

CURRENT ASSETS:
 Cash and cash
  equivalents                  581,000          5,244
 Inventory                                     46,728         240,000
Total current assets           581,000         51,972         240,000

FIXED ASSETS:
 Property & equipment,
  cost                          19,512        138,651         213,036
 Allowance for depreciation                   (7,009)
 Property & equipment,
  net                           19,512        131,642         213,036

INVESTMENT IN SUBSIDIARY                                      500,000

OTHER ASSETS                    11,189
 Total assets                  611,701        183,614         953,036

LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable               30,858          8,582
 Notes payable to
  stockholder                   80,000
 Advances from
  stockholder                   70,278
 Accrued liabilities                              729
 Notes payable, short term                     15,100
 Total current liabilities     181,136         24,411

Notes Payable, long term                      112,239

STOCKHOLDERS' EQUITY
 Preferred Stock               495,800
 Common Stock                    9,585         25,000           (500)
 Additional paid-in-surplus         75         41,136       (499,500)
 Reevaluation surplus                                       (453,036)
 Accumulated deficit during
  development stage           (74,895)       (19,172)
 Total equity                  430,565         46,964       (953,036)

Total liabilities and
 stockholders' equity          611,701        183,614               0

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY,
INC.
(a development stage company)
and subsidiaries

Pro Forma Condensed Consolidated Balance Sheet
As of and for the Year Ended January 31, 1997

(Unaudited) (page 2 of 2)


                                  Eliminations           Consolidated

CURRENT ASSETS:
 Cash and cash
  equivalents                                                 586,244
 Inventory                                                    286,728
Total current assets                                          872,972

FIXED ASSETS:
 Property & equipment,
  cost                                                        371,199
 Allowance for depreciation                                   (7,009)
 Property & equipment,
  net                                                         364,190

INVESTMENT IN
  SUBSIDIARY                         (500,000)

OTHER ASSETS                                                   11,189
 Total assets                        (500,000)              1,248,351

LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable                                              39,440
 Notes payable to
  stockholder                                                  80,000
 Advances from
  stockholder                                                  70,278
 Accrued liabilities                                              729
 Notes payable, short term                                     15,100
 Total current liabilities                                    205,547

Notes Payable, long term                                      112,239

STOCKHOLDERS' EQUITY
 Preferred Stock                                              495,800
 Common Stock                           25,000                 10,085
 Additional paid-in-surplus             41,136                499,575
 Reevaluation surplus                  453,036
 Accumulated deficit during
  development stage                   (19,172)               (74,895)
 Total equity                          500,000                930,565

Total liabilities and
 stockholders' equity                        0              1,248,351

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY,
INC.
(a development stage company)
and subsidiaries

Pro Forma Condensed Consolidated Statement of Operations
As of and for the Year Ended January 31, 1997

(Unaudited) (page 1 of 2)

                                   CEA        Sunkiss       Pro Forma
                                  Tech         Shrimp         entries
REVENUES                                       24,125

COST AND EXPENSES
 Cost of sales                                  8,450
 General and administrative
   expenses                     65,340         16,429
 Total expenses                 65,340         24,879

NET LOSS                        65,340            754

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.
(a development stage company)
and subsidiaries

Pro Forma Condensed Consolidated Statement of Operations
As of and for the Year Ended January 31, 1997

(Unaudited) (page 2 of 2)


                                  Eliminations           Consolidated
REVENUES                                                       24,125

COST AND EXPENSES
 Cost of sales                                                  8,450
 General and administrative
   expenses                                                    81,769
 Total expenses                                                90,219

NET LOSS                                                       66,094

CONTROLLED ENVIRONMENT AQUACULTURE
TECHNOLOGY, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements
As of and for the Year Ended January 31, 1997


GENERAL

The pro forma condensed consolidated balance sheet (unaudited) as of January 31, 1997, and the pro forma condensed consolidated statement of operations (unaudited) for the year ended January 31, 1997, reflect the following reorganization which was accounted for using the purchase method (the "Reorganization"):

On March 15, 1997, Controlled Environment Aquaculture Technology,
Inc., acquired all of the issued and outstanding stock of Sunkiss Shrimp Co., Ltd., in a stock exchange under Section 368(a)(1)(B) of the Internal Revenue Code in exchange for the issuance of 100,000 shares of common stock of Controlled Environment Aquaculture Technology, Inc., valued at $5.00 per share.

These pro forma consolidated financial statements (unaudited) represent the consolidated financial position and operations of Controlled Environment Aquaculture Technology, Inc., and Sunkiss Shrimp Co.,
Ltd., as if the Reorganization had occurred February 1, 1996. The financial information used includes the audited financial statements of Controlled Environment Aquaculture Technology, Inc., for the fiscal year ended January 31, 1997, and the audited financial statements of Sunkiss Shrimp Co., Ltd., for its fiscal year ended December 31, 1996. They also reflect the reevaluation of certain of the assets of Sunkiss Shrimp Co., Ltd., based upon expert opinions and current replacement costs.

These pro forma consolidated financial statements (unaudited) do not purport to be indicative of the results that actually would have been obtained if the operations were combined for the year ended January 31, 1997, and this presentation is not intended to be a projection of future results or trends.

The elimination entries reflect the elimination of the investment of subsidiaries on the books of Controlled Environment Aquaculture
Technology, Inc., against the equity section of the Sunkiss balance sheet at the date of completion of the reorganization.
ITEM 7(c).  EXHIBITS

     None.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY,
INC.

/s/
J. A. Garcia, President               June 13, 1997
___________________________________________________
(Signature and Title)                         (Date)